                                                                    EXHIBIT 99.1


                          STOCK REPURCHASE AGREEMENT


     THIS STOCK REPURCHASE AGREEMENT ("Agreement") is made as of this 18th day of December, 1998 by and between ITT Educational Services, Inc., a Delaware corporation (the "Company"), and ITT Corporation, a Nevada corporation (the "Stockholder"), with reference to the following facts:

     WHEREAS, the Stockholder is currently the holder of record of 9,450,000 shares of common stock, par value $.01 per share of the Company (the "Common Stock");

     WHEREAS, the Company and the Stockholder entered into that certain Stockholder Agreement, dated as of June 3, 1998 (the "Stockholder Agreement"), and that certain Amended and Restated Registration Rights Agreement, dated as of June 3, 1998 (the "Registration Rights Agreement"), and ITT Sheraton Corporation, a Delaware corporation and an affiliate of the Stockholder ("ITT Sheraton"), and the Company entered into that certain Trade Name and Service Mark License Agreement, dated as of June 3, 1998 (the "License Agreement");

     WHEREAS, the Stockholder wishes to sell or otherwise dispose of the shares of the Common Stock it currently holds;

     WHEREAS, the Stockholder intends to offer to the public by means of a registration statement first filed with the Securities and Exchange Commission on the date hereof (the "Registration Statement") 7,950,000 shares of the Common Stock (including 950,000 shares of the Common Stock pursuant to the underwriters' over-allotment option) (the "Public Offering").

     WHEREAS, the Company wishes to purchase, and the Stockholder is willing to sell to the Company, 1,500,000 shares of the Common Stock (the "Shares") on the terms and subject to the conditions set forth herein;

     WHEREAS, in connection with the purchase of the Shares by the Company, the Company and the Stockholder wish to agree upon certain matters and modify certain of the rights and obligations provided for in the Stockholder Agreement, the Registration Rights Agreement and the License Agreement;

     NOW THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto hereby agree as follows:
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          1.   Purchase of the Common Stock.

               (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained or incorporated by reference herein, the Company hereby agrees to purchase and accept from the Stockholder, and the Stockholder hereby agrees to sell and deliver to the Company, the Shares for a per share purchase price equal to, and payable by delivery of, cash in an amount equal to the lesser of (i) $32.84 and
(ii) the per share price to the public set forth on the cover of the final prospectus delivered in connection with the Public Offering net of the per share underwriting discounts and commissions set forth on the cover page of such final prospectus (the "Repurchase").

               (b) The closing of the Repurchase (the "Closing") shall take place at the time and on the date of the closing of the Public Offering or at such other time and date as the parties hereto shall agree in writing (the "Closing Date"), at the location of the closing of the Public Offering or at such other place as the parties hereto shall agree in writing.

          At the Closing: (i) the Company shall deliver to the Stockholder, against receipt of the Shares therefor, cash (by wire transfer of immediately available funds) in an amount equal to the product of the per share purchase price determined pursuant to Section 1(a) multiplied by 1,500,000; and (ii) the Stockholder shall deliver to the Company, against payment of the purchase price therefor, certificates representing the Shares.

          2. Representations and Warranties of the Company. In order to induce the Stockholder to enter into this Agreement and sell the Shares to the Company, the Company hereby makes the following representations and warranties to the Stockholder, which representations and warranties shall survive the execution hereof.

               2.1  Organization and Corporate Powers.

                    (a) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse affect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company.

                    (b) The Company has the right, power and authority to own its properties and assets, and to transact the business in which it is engaged.

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               2.2  Authorization.

                    (a) The Company has the right, power and authority to execute, deliver and perform the terms and provisions of this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated.

                    (b) The execution, delivery and performance by the Company of the terms and provisions of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any provision of the Company's Restated Certificate of Incorporation, By-Laws or any agreement or instrument to which the Company is a party or by which it is bound, or to which any of its properties or assets is subject, or of any applicable law. The Company has duly executed and delivered this Agreement and, at the Closing, will have duly executed and delivered that certain underwriting agreement to be entered into by and among the Company, the Stockholder and the underwriters party thereto in connection with the Public Offering (the "Underwriting Agreement") and the other agreements contemplated by this Agreement and the Underwriting Agreement to which it is a party. This Agreement constitutes, and the Underwriting Agreement and the agreements contemplated hereby and thereby when executed and delivered by the Company, and, assuming the due execution by the other parties hereto and thereto, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited: (i) by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); or (ii) with respect to the indemnification or contribution provisions of this Agreement and the Underwriting Agreement, to the extent such provisions are contrary to public policy or prohibited by law.

                    (c) No consent, authorization or order of, or filing or registration with, any governmental authority or other person is required to be obtained or made by the Company for the execution, delivery and performance by the Company of this Agreement, the Underwriting Agreement or any agreements contemplated by this Agreement or the Underwriting Agreement to which it is a party or the consummation of any of the transactions contemplated hereby or thereby, except for those that will have been made or obtained on or prior to the Closing Date.

               2.3 Solvency. Immediately before and after and giving effect to the Public Offering and the Repurchase and the other transactions contemplated by this Agreement, the Underwriting Agreement and the other agreements contemplated hereby and thereby, (i) the assets of the Company, at a fair valuation, will exceed its debts, including contingent and unliquidated debts; (ii) the present fair saleable value of the assets of the Company will exceed the amount required to pay its liability on its debts, including contingent

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and unliquidated debts, as those debts become absolute and matured; (iii) the
Company will have adequate capital with which to conduct its present and anticipated businesses; and (iv) the Company does not intend to incur or believe or reasonably believe that it will incur debts beyond its ability to pay as those debts become due.

               2.4 Representations and Warranties in the Underwriting Agreement. The representations and warranties of the Company in the Underwriting Agreement and any documents contemplated thereby (including, without limitation, those made on the Closing Date both immediately before and immediately after giving effect to the Public Offering and regardless of whether any such representations or warranties survive beyond the Closing Date) will be true in all material respects as of the date thereof and will be true in all material respects on the Closing Date.

          3. Representations and Warranties of the Stockholder. In order to induce the Company to enter into this Agreement and purchase the Shares from the Stockholder, the Stockholder hereby makes the following representations and warranties to the Company, which representations and warranties shall survive the execution hereof.

               3.1  Organization and Corporate Powers.

                    (a) The Stockholder is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Stockholder.

                    (b) The Stockholder has the right, power and authority to own its properties and assets, and to transact the business in which it is engaged.

               3.2  Authorization.

                    (a) The Stockholder has the right, power and authority to execute, deliver and perform the terms and provisions of this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Stockholder and no other proceedings on the part of the Stockholder are necessary to authorize this Agreement or to consummate the transactions so contemplated.

                    (b) The execution, delivery and performance by the Stockholder of the terms and provisions of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any provision of the Stockholder's Restated Certificate of Incorporation, By-Laws or any agreement or instrument to which the

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Stockholder is a party or by which it is bound, or to which any of its properties or assets is subject, or of any applicable law. The Stockholder has duly executed and delivered this Agreement and, at the Closing, will have duly executed and delivered the Underwriting Agreement and the other agreements contemplated by this Agreement and the Underwriting Agreement to which it is a party. This Agreement constitutes, and the Underwriting Agreement and the agreements contemplated hereby and thereby when executed and delivered by the Stockholder and, assuming the due execution by the other parties hereto and thereto, will constitute the legal, valid and binding obligations of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited: (i) by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); or (ii) with respect to the indemnification or contribution provisions of this Agreement and the Underwriting Agreement, to the extent such provisions are contrary to public policy or prohibited by law.

                    (c) No consent, authorization or order of, or filing or registration with, any governmental authority or other person is required to be obtained or made by the Stockholder for the execution, deliver and performance by the Stockholder of this Agreement, the Underwriting Agreement or any agreements contemplated by this Agreement or the Underwriting Agreement to which it is a party or the consummation of any of the transactions contemplated hereby or thereby except for those that will have been made or obtained on or prior to the Closing Date.

               3.3 Ownership of Shares. The Stockholder has, and on the Closing Date will have, valid and unencumbered title to the Shares and upon delivery of and payment for the Shares pursuant to this Agreement on the Closing Date the Company will acquire valid and unencumbered title to the Shares (other than any encumbrances created by the Company).

          4.   Certain Agreements of the Company and the Stockholder.

               4.1 Designated Representatives. The Stockholder hereby agrees to use its best efforts to cause each of the four Designated Representatives (as defined in the Stockholder Agreement) to resign or otherwise withdraw from serving as a director on the board of directors of the Company, each such resignation to become effective only upon the closing of the Repurchase and the Public Offering or as soon thereafter as possible.

               4.2 Continuing Ownership. If the Public Offering is consummated but the over-allotment option is not exercised in full by the several underwriters (all such unpurchased shares of the Common Stock being hereinafter referred to as the "Remaining Shares"):

                    (a) The Company hereby agrees to (i) promptly, but in no event more than 30 days after the expiration of the underwriters' over-allotment option, file with the Securities and Exchange Commission (the "Commission"), at its own expense, a post-

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effective amendment to the Registration Statement (as so amended, the "Amended
Registration Statement") to make such amendments to the Registration Statement, including the Plan of Distribution included therein, as may be necessary to permit the sale from time to time on a delayed or continuing basis made under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act") of the Remaining Shares, (ii) use its best efforts to cause such post-effective amendment to become effective promptly, and (iii) with respect to the Amended Registration Statement and the Remaining Shares, comply with the provisions of the Registration Rights Agreement relating to a Shelf Registration (as defined in the Registration Rights Agreement).

                    (b) The Stockholder hereby agrees that it will not, without the prior consent of the Company, sell or otherwise transfer any of the Remaining Shares, whether pursuant to the Amended Registration Statement or otherwise, in a manner that could reasonably be expected to cause a significant disruption in the orderly trading of the Common Stock on the New York Stock Exchange; provided, however, that, without limiting the foregoing, the Company hereby acknowledges and agrees that the following types of transfers shall not conflict with, result in a default under or require any notice to or consent of the Company under this Section 4.2(b), paragraph 5 of the Stockholder Agreement or Section 4.7 of the Registration Rights Agreement: (i) transfers permitted by Rule 144 promulgated under the Securities Act or any successor rule; and (ii) transfers to institutional investors.

                    (c) The Stockholder and the Company hereby agree that (i) the filing of the Registration Statement in connection with the Public Offering shall be deemed to be pursuant to one (1) demand under Section 2 of the Registration Rights Agreement and that (ii) the filing of the post-effective amendment pursuant to Section 4.2(a) after closing of the Public Offering and the Repurchase shall be deemed to be the second and final demand under Section 2 of the Registration Rights Agreement.

          4.3 Trade Name and Service Mark. The Company hereby agrees, and the Stockholder hereby agrees to cause ITT Sheraton, to enter into an amendment to the License Agreement, such amendment to become effective upon the closing of the Repurchase and the Public Offering and to provide for: (i) the extension of the term of the license granted to the Company in Section II.A. of the License Agreement in perpetuity on a royalty-free basis; (ii) the inclusion of permitted uses of additional trade names as agreed to by the parties; (iii) the inclusion of a consent procedure with respect to permitted uses of additional trade names in connection with certain future acquisitions by the Company; and (iv) the transfer, assignment and sublicense of the Company's rights under the License Agreement to and among the Company and its wholly-owned subsidiaries.

          4.4 Expense Reimbursement. The Stockholder hereby agrees to remit to the Company at the Closing, by wire transfer of immediately available funds, cash in an amount up to $1 million as reimbursement in full for all direct and indirect expenses incurred in connection with the Public Offering as follows:
(a) $500,000 upon the closing of the Repurchase and the Public Offering; and (b) an additional $500,000 upon the closing of the

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Repurchase and the Public Offering, if (i) the Repurchase and the Public
Offering (excluding the shares of the Common Stock covered by the underwriters' over-allotment option) are both closed on or before February 20, 1999 and (ii) the Public Offering (excluding the shares of the Common Stock covered by the underwriters' over-allotment option) is closed at a per share price to the public equal to or greater than $31.50.

          5.   Conditions.

               (a) The obligations of the Company to complete the Repurchase and acquire the Shares at the Closing Date pursuant hereto are subject to the satisfaction or waiver by the Company on or prior to the Closing Date of each of the following conditions:

                    (i) the representations and warranties of the Stockholder set forth in Section 3 hereof shall be true and correct in all material respects on the Closing Date as though made on and as of such date;

                    (ii) the Stockholder shall have delivered the Shares to the Company;

                    (iii) the Stockholder shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing including, without limitation, those set forth in
Section 4;

                    (iv) the Public Offering shall have been closed and all of the 7,000,000 shares of the Common Stock offered thereby shall have been sold therein; and

                    (v) the Company shall have received an opinion of counsel to the Stockholder, in form and substance reasonably satisfactory to the Company and dated as of the Closing Date, as to the matters set forth in Sections 3.1 and 3.2.

               (b) The obligations of the Stockholder to complete the Repurchase and sell the Shares at the Closing Date pursuant hereto are subject to the satisfaction or waiver by the Stockholder on or prior to the Closing Date, of each of the following conditions:

                    (i) the representations and warranties of the Company set forth in Section 2 hereof shall be true and correct in all material respects on the Closing Date as though made on and as of such date;

                    (ii) the Company shall have paid or tendered to the Stockholder the purchase price for the Shares;

                    (iii) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing including, without limitation, those set forth in
Section 4;

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                    (iv) the Public Offering shall have been closed and all of the 7,000,000 shares of the Common Stock offered thereby shall have been sold therein; provided, that nothing contained in this Section 5(b) shall be deemed to limit the Stockholder's right to terminate this Agreement pursuant to Section 7(b); and

                    (v) the Stockholder shall have received an opinion of counsel to the Company, in form and substance reasonably satisfactory to the Stockholder and dated as of the Closing Date, as to the matters set forth in Sections 2.1 and 2.2.

          6.   Indemnification.

               6.1  Offering Indemnification.

                    (a) The Stockholder hereby agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents and representatives from and against any and all liabilities, claims, damages, losses or expenses, including, without limitation, any special, indirect, incidental or consequential damages (collectively, "Losses"), relating to, arising out of or due to any (i) untrue statement or alleged untrue statement of any material fact contained in the Registration Statement and/or the Amended Registration Statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein (collectively, the "Offering Documents") or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in any such case only insofar as any such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Stockholder or any of its Affiliates (other than the Company and its subsidiaries, employees, agents and representatives) specifically for use in the Offering Documents.

                    (b) The Company hereby agrees to indemnify and hold harmless the Stockholder, its officers and directors, each individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture and unincorporated organization (each, a "Person") who controls the Stockholder and each of their respective directors and officers and all employees, agents and representatives of any of the foregoing from and against any and all Losses relating to, arising out of or due to any of the transactions contemplated hereby or by the Underwriting Agreement including, without limitation, any (i) untrue statement or alleged untrue statement of any material fact contained in the Offering Documents or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in

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conformity with written information furnished to the Company by or on behalf of the Stockholder or any of its Affiliates (other than the Company and its subsidiaries, employees, agents and representatives) specifically for use in the Offering Documents.

               6.2 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under Section 6.1, notify the indemnifying party of the commencement thereof; provided, however, that any failure to give such notice will not waive any rights of the indemnified party except to the extent the rights of the indemnifying party were materially prejudiced. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not (except as described below) be liable to such indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable out-of-pocket costs of investigation. The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (a) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (b) the indemnified party has reasonably concluded that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (c) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of counsel will be at the expense of the indemnifying party or parties. All such fees and expenses and other fees and expenses reasonably incurred in connection with investigating or defending such action or other claim for which indemnification is sought under this Section 6 will be reimbursed promptly as they are incurred. An indemnifying party will not be liable for the fees and expenses of more than one separate counsel for all indemnified parties in connection with any proceeding or related proceedings in the same jurisdiction. If the indemnifying party shall elect to control the defense of any such action, it shall not settle any such action without the consent of the indemnified party, which consent may not be unreasonably withheld, and in all events may not be withheld if such indemnifying party agrees fully to indemnify such other party in connection therewith. If the indemnifying party shall not control the defense of any such action, the indemnified party shall be entitled to take whatever action it deems necessary or appropriate to resolve or settle such action, but in no event shall it have any obligation to defend any such action or to appeal any adverse finding or determination. The Stockholder and the Company agree to cooperate with each other in the defense of any action for which

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indemnification is sought under this Section 6, including providing access to information, employees and records under paragraph 8 of the Stockholder
Agreement.

               6.3 Effect on Underwriting Documents. Notwithstanding anything to the contrary herein contained or set forth in the Underwriting Agreement relating to the Public Offering:

                    (a) the provisions of this Section 6 shall govern and control the indemnification arrangements, and any claims or Losses arising thereunder, between the Company and the Stockholder with respect to liabilities arising under the Registration Statement, the Amended Registration Statement or the other Offering Documents; and

                    (b) the provisions of the Underwriting Agreement shall govern and control the indemnification arrangements, and any claims or Losses arising thereunder, between the Company and the underwriters.

          7. Termination. Sections 1 and 4 of this Agreement may be terminated:

                    (a) at any time, by mutual written consent of the Company and the Stockholder;

                    (b) by the Stockholder, if at any time it is advised by the lead underwriter(s) for the Public Offering as to the expected price per share for the shares of the Common Stock to be sold in the Public Offering and the Stockholder, in its sole discretion, is unwilling to sell such shares for such price;

                    (c) by the Company or the Stockholder, if the Public Offering (excluding the shares of the Common Stock covered by the underwriters' over-allotment option) has not been closed by March 31, 1999; or

                    (d) by the Company or the Stockholder, if there shall have been issued, by a court of competent jurisdiction, a permanent or final order, decree or injunction prohibiting or restraining the closing of the Public Offering, the Repurchase and the transactions contemplated by this Agreement, the Underwriting Agreement or the related agreements and such order, decree or injunction has become final and non-appealable.

Notwithstanding the foregoing, the remaining obligations of the Company and the Stockholder pursuant to this Agreement shall survive any termination pursuant to this Section 7 and shall remain in full force and effect.

          8. Amendment; Waiver. This Agreement may not be amended or modified in any respect except by a written agreement signed by both the Company and the Stockholder. No term or condition of this Agreement may be waived, except by a writing executed by the party against whom enforcement of any such waiver is being sought. No waiver by either party hereto of any term or condition of this Agreement, in any one or more instances, shall operate as a waiver of such term or condition at any other time.

          9. Survival. All representations, warranties and covenants shall survive the Closing.

          10. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          11. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

          12. Successors and Assigns; No Third-Party Beneficiaries. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained in this Agreement, neither the Stockholder nor the Company shall have the right to freely assign, in whole or in part, this Agreement. Except as otherwise provided herein, nothing contained in this Agreement, except as expressly set forth, is intended to confer upon any other Person, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies.

          13. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          14. Remedies. The Company and the Stockholder shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and the Stockholder, in their sole discretion, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

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

          15. Notices. All notices, requests, demands or other communications under this Agreement shall be in writing and shall be deemed to have been duly given: (a) on the date of service if served personally on the party to whom notice is to be given; (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; (c) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follow:

          If to the Company:

               ITT Educational Services, Inc.
               5975 Castle Creek Parkway North Drive
               Indianapolis, Indiana 46250
               Attention: General Counsel
               Facsimile: (317) 594-4301

          If to the Stockholder:

               ITT Corporation
               777 Westchester Avenue
               White Plains, New York 10604
               Attention: General Counsel
               Facsimile: (914) 640-8260

               Any party may change its address for the purpose of this Section 15 by giving the other party written notice of its new address in the manner set forth above.

          16. Descriptive Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

          17. Further Assurances. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement; provided, that nothing contained in this Section 17 shall be deemed to limit the Stockholder's right to terminate this Agreement pursuant to Section 7(b).

          18. Governing Law. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

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

          IN WITNESS WHEREOF, the parties have set their hands hereunto as of the day and year first above written.

ITT EDUCATIONAL SERVICES, INC.,
a Delaware corporation



By:   /s/   Clark D. Elwood
     ------------------------------------
     Name:  Clark D. Elwood
     Title: Senior Vice President,
            General Counsel and Secretary



ITT CORPORATION,
a Nevada corporation

By:   /s/   Alan M. Schnaid
     ------------------------------------
     Name:  Alan M. Schnaid
     Title: Vice President

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